Updated Commentary for Delaware Investments
                    Delaware Balanced Fund


The following commentary corrects the discussion of bond duration that is found on page 8 in the Delaware Balanced Fund semi-annual shareholder report.

Duration measures a bond's sensitivity to interest rates and helps indicate the potential change of a bond's price given a 1% movement in interest rates. A longer duration increases the likelihood that an investment will appreciate in value if interest rates fall, as well as the possibility of principal loss when rates rise.


DELAWARE
INVESTMENTS